UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2007

Cell Genesys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-19986	94-3061375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Forbes Boulevard, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2007, the Compensation Committee of the Board of Directors of Cell Genesys, Inc. (the “Company”) approved awards of restricted stock units to each of the Company’s named executive officers under the Company’s 2005 Equity Incentive Plan (the “Plan”). The Company intends these awards to be special, one-time grants to each employee of the Company in recognition of the milestone of completing recruitment of over 600 patients into VITAL-1, the first of two ongoing Phase 3 clinical trials of GVAX immunotherapy for prostate cancer. In connection with these awards, the Company has adopted a form of restricted stock unit agreement to be used under the Plan, which agreement is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

The following table presents the number of restricted stock units granted to the Company’s named executive officers:

Named Executive Officer and Title	No. of Units Granted
Stephen A. Sherwin, M.D. CEO and Chairman	50,000

Sharon E. Tetlow SVP and CFO	25,000

Robert J. Dow, MBChB SVP, Medical Affairs and Chief Medical Officer	25,000

Carol C. Grundfest SVP, Regulatory Affairs and Portfolio Management	25,000

Robert H. Tidwell SVP, Corporate Development	25,000

The restricted stock units will vest in one year subject to the executive’s continued employment through the applicable vesting date, and are payable upon vesting on a one-for-one basis in shares of the Company’s common stock. If the Company pays an ordinary cash dividend on its common stock, the executive will be credited with a number of additional restricted stock units as dividend equivalents (as opposed to receiving a cash payment) equal to (i) the per-share cash dividend paid by the Company, multiplied by (ii) the total number of outstanding and unpaid restricted stock units subject to the award (including any previously credited dividend equivalents), divided by (iii) the fair market value of a share of the Company’s common stock. Restricted stock units credited as dividend equivalents will generally be subject to the same vesting and other conditions as apply to the underlying restricted stock units.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Restricted Stock Unit Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cell Genesys, Inc.

August 1, 2007	By:	/s/ Sharon E. Tetlow
	Name:	Sharon E. Tetlow
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Award Agreement.